                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
    Check the appropriate box:
     / /  Preliminary Proxy Statement
     / / Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
     / /  Definitive Proxy Statement
     / /  Definitive Additional Materials
     /X/  Soliciting Material Under Section 240.14a-12


                            DAIN RAUSCHER CORPORATION
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:
     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                                The Dain Rauscher
                                   DIFFERENCE


[DAIN RAUSCHER LOGO]

DAIN RAUSCHER & ROYAL BANK OF CANADA
ANNOUNCE ACQUISITION AGREEMENT

    - Royal Bank of Canada and Dain Rauscher have announced an acquisition agreement, pending regulatory approval

    - Acquisition positions Dain Rauscher as Royal Bank's platform for growth in the United States
[LOGO]
    - Dain Rauscher management, organizational structure and strategies remain largely in-tact

    - Dain Rauscher benefits from Royal Bank's significant financial resources


[DAIN RAUSCHER LOGO]

ROYAL BANK OF CANADA:
A STRONG FIRM WITH COMPLEMENTARY STRENGTHS

    -   EXTENSIVE KNOWLEDGE OF INVESTMENT BANKING AND RETAIL BROKERAGE BUSINESS

        - NO. 1 WEALTH MANAGEMENT ORGANIZATION IN CANADA; ranked No. 1 in three businesses: full service brokerage, private banking and investment management and trust
[LOGO]
        - OWN LEADING CANADIAN INVESTMENT BANK, RBC DOMINION SECURITIES; ranked No. 1 in corporate and investment banking in Canada, with top-tier status in selected products globally

    -   STRONG BALANCE SHEET (AA- RATED)

        -   GROSS REVENUES of $7.9 billion (12 MONTHS ENDED ON JULY 31, 2000)

        -   NET INCOME of $1.4 billion for the same period

    -   A HIGHLY RESPECTED COMPANY

        - CHOSEN AS CANADA'S MOST RESPECTED CORPORATION in poll of CEOs in both 1995 and 1998

        - EXCELLENT TECHNOLOGY - rated one of the top 100 in the world by CIO MAGAZINE

        - COMMITMENT TO COMMUNITY - Royal Bank donates more money to charitable organizations than any other company in Canada

    -   CULTURE AND VALUES SIMILAR TO DAIN RAUSCHER'S


[DAIN RAUSCHER LOGO]

DAIN RAUSCHER & ROYAL BANK OF CANADA:
HOW OUR PRIVATE CLIENT BUSINESSES COMPARE

DAIN RAUSCHER DOUBLES SIZE OF EXISTING ROYAL BANK PRIVATE CLIENT DIVISION (PCD)

FINANCIAL (LAST 12 MONTHS, U.S. $ MM)(2)       RY - PCD(1)  DRC - PCG   COMBINED
----------------------------------------       -----------  ---------   --------
Net revenues                                       $674         $636      $1,310
Total expenses                                     $533         $558      $1,091
Net income before taxes                            $141          $78        $219

OTHER
-----
Number of investment advisors                     1,457        1,122       2,579
Assets under administration (U.S. $)              $71BN        $68BN      $139BN
Number of brokerage offices                         132           83         215
Relationships with active households            350,000      250,000     600,000
Number of active customers accounts             700,000      500,000   1,200,000

- ROYAL BANK'S TOTAL WEALTH MANAGEMENT BUSINESS HAD REVENUES OF U.S. $1.6 BILLION IN THE LAST 12 MONTHS ENDED 7/31/00 AND ASSETS UNDER ADMINISTRATION OF U.S. $165 BILLION

(1) Cdn. $1.00 = U.S. $ 0.679 for 12 months ended 07/31/00 and Cdn. $1.00 = U.S.
    $ 0.673 at 07/31/00
(2) Adjusted to exclude non-recurring items, and for the 12 months ended 07/31/00 for RY and 06/30/00 for DRC


[DAIN RAUSCHER LOGO]

DAIN RAUSCHER:  THREE STRONG BUSINESS LINES,
ONE STRONG FIRM

PRIVATE CLIENT GROUP

     -    Approximately 1,100 investment executives

     -    $68 billion in client assets

     -    More than 80 offices in 23 states

     -    Successful correspondent business

               AMONG TOP 3 MARKET SHARE IN NEARLY HALF OF OUR MARKETS


DAIN RAUSCHER
WESSELS -- EQUITY
CAPITAL MARKETS

     -    Expertise in Equity Research, Banking, M&A, Institutional Sales &
          Trading

     -    468 companies covered by Research

     -    Market maker in over 450 stocks

               RANKED #1 IN AFTER-MARKET PERFORMANCE


FIXED INCOME CAPITAL MARKETS

     -    Expertise in Fixed Income Research, Banking, Sales & Trading

     -    Focus on middle market issues

     -    Carry up to $500 million in our bond inventory

               TOP-10 POSITION NATIONALLY AS MANAGING UNDERWRITER


[DAIN RAUSCHER LOGO]

THE DAIN RAUSCHER ADVANTAGE

                          RETAIN REGIONAL FIRM IDENTITY
                WITH WORLD-CLASS PRODUCTS, SERVICES & TECHNOLOGY

  ALL THE BENEFITS OF A SMALL COMPANY, WITHOUT SACRIFICING QUALITY OR SERVICE

     OBJECTIVITY: NON-PROPRIETARY FOCUS; YOUR CLIENTS' NEEDS COME FIRST

     ENTREPRENEURIAL: YOU HAVE FLEXIBILITY IN RUNNING YOUR BUSINESS

     VALUE-ADDED SERVICES: WE SUPPORT YOUR NEEDS

     ACCESSIBILITY: WE LISTEN TO YOU


[DAIN RAUSCHER LOGO]

AT DAIN RAUSCHER, WE HELP YOU ACHIEVE
YOUR GOALS

     - Our success is based on your success, which is why we've created a "broker centric" strategy.

     - Our focus is investing in and supporting your business, so you can provide the best products and service to your clients.


[DAIN RAUSCHER LOGO]

OUR APPROACH

FREEDOM AND FLEXIBILITY

We give you the freedom and flexibility to choose how to best meet your clients' needs.

     -    No "Dain Rauscher" mutual funds

     - Extensive research: DRW research, complemented by Goldman Sachs & CS First Boston

     -    A single commission grid that is not differentiated by product

             "OUR PHILOSOPHY IS TO HELP YOU PUT YOUR CLIENTS FIRST."


[DAIN RAUSCHER LOGO]

WHAT WE OFFER

BREADTH & DEPTH OF PRODUCTS
Competitive Platform of Fee-based Products

CONSULTING SOLUTIONS

     - Gives clients access to private account management from some of the top institutional managers

     - Clients with $100,000 get access to money managers that often have $1 million minimums

MANAGED ACCOUNT PROGRAM

     -    Provides open platform for existing manager/client relationships

     -    Rigorous research and analysis completed by PCS team

INVESTMENT CHOICE

     -    Unlimited investing for a single fee

FUND ADVISORY SERVICE

     - Access to thousands of mutual funds from both load and no-load fund families

     -    Quarterly performance reports

     -    In-depth fund research

PORTFOLIO FOCUS

     - Discretionary, customized investment management account for an annual fee (AVAILABLE TO QUALIFIED IES)


[DAIN RAUSCHER LOGO]

WHAT WE OFFER

Advanced Planning & Trust Products

CUSTOM PORTFOLIO PLANNING

     - This asset allocation tool, which you can run off your own work station, helps you match your clients' investments to their specific needs and goals.

     -    A CPP report helps clients see their investments objectively.

     -    New, advanced financial planning software will be introduced soon.

TRUST & ESTATE PLANNING SERVICES

     - Our partnership with Comerica enables you to provide comprehensive trust management services through one of the most experienced, respected trust institutions in the nation.


[DAIN RAUSCHER LOGO]

WHAT WE OFFER

Products We've Introduced or Enhanced In Past Few Years

     -    PREMIER CLIENT PROGRAM

     -    INVESTMENT ACCESS ACCOUNTS

     -    RETIREMENT SERVICES

     -    PLAN SOURCE

     -    INVESTMENT VIEW (HYSALES)

     -    ADVISORY REFERRAL PROGRAM

     -    NO FEE IRA

     -    EXPANDED MUTUAL FUNDS

     -    EXPANDED ANNUITIES

     -    ONLINE RESEARCH

     PLUS, DAIN RAUSCHER IS A MEMBER OF SIPC WHICH PROTECTS CLIENTS OF ITS MEMBERS IN LIQUIDATION UP TO $500,000 (LIMITED TO $100,000 FOR CASH). CLIENTS COVERED BY SIPC ARE ALSO PROTECTED BY $150 MILLION OF ADDITIONAL COVERAGE PER CLIENT. DAIN RAUSCHER OFFERS THIS COVERAGE AT NO ADDITIONAL CHARGE TO YOU. EXPLANATORY BROCHURE AVAILABLE ON REQUEST.


[DAIN RAUSCHER LOGO]

WHAT WE OFFER

EXCEPTIONAL SERVICE

     -    PCS SALES DESK: available to answer your product-related questions

     - PRODUCT & MARKETING CONSULTANTS: experts on call to help you with specific client needs, plus dedicated coordinators in the field to help you build your business

     -    ADVANCED TRAINING OPPORTUNITIES:

          -    Equity Leaders' Conference

          -    Business Development Symposiums

          -    Investment Consulting Solutions Symposiums

          -    Mutual Fund & Annuity Conference

     -    ASSISTANCE IN ANALYZING YOUR BUSINESS:

          -    Seminars to "Tear Your Book Apart"


[DAIN RAUSCHER LOGO]

WHAT WE OFFER

CONTINUAL INVESTMENT IN NEW TECHNOLOGIES

     -    STATE-OF-THE-ART BETALINK PLATFORM

          -    Performance reports

          -    ILX market data services

     -    DAIN RAUSCHER CONNECT

          -    "Broker-centric" home page

          - Clients can access account information, as well as charts, quotes, news, company profiles

     -    TECHNOLOGY TRAINING

          - Each branch has an assigned trainer to help IEs and client associates enhance productivity through technology

                                                INVESTMENT IN TECHNOLOGY
                                                   1999 - $26 MILLION
                                                   2000 - $39 MILLION


[DAIN RAUSCHER LOGO]

AT DAIN RAUSCHER, YOU'RE PART OF A WINNING TEAM

Dain Rauscher's STRENGTH comes from a BALANCED business model that includes MARKET-LEADING equity and fixed income capital markets divisions.


[DAIN RAUSCHER LOGO]

DAIN RAUSCHER WESSELS:
A WORLD-CLASS INVESTMENT BANK

THE DIFFERENCE IS FOCUS


TECHNOLOGY                 HEALTHCARE                            CONSUMER


               ENERGY                       FINANCIAL SERVICES

DRW SPECIALIZES IN FIVE EMERGING GROWTH MARKETS


[DAIN RAUSCHER LOGO]

MARKET-LEADING RESEARCH QUALITY

DRW RANKED #3 IN RESEARCH QUALITY

     - QUALITY RESEARCH which ranks among the top-tier global lead managing underwriters

     -    ACTION-ORIENTED analysis: research and event driven

     -    FUNDAMENTAL research, both strategic and detail-oriented

QUALITY OF RESEARCH COVERAGE

Rank          Investment Bank                     Score
-------------------------------------------------------
1             Morgan Stanley Dean Witter          58
2             Credit Suisse First Boston          55
3             Dain Rauscher Wessels               54
4             Goldman Sachs                       51
5             Robertson Stephens                  44
T6            Chase H&Q                           43
T6            Salomon Smith Barney                43
8             Deutsche Banc Alex.Brown            40
9             Wit SoundView                       39
10            Merrill Lynch                       37
11            Donaldson, Lufkin & Jenrette        36
12            U.S. Bancorp Piper Jaffray          35
13            Bear Stearns                        33
14            Lehman Brothers                     31
15            Banc of America Securities          29

Source:  2000 Greenwich Associates Survey of Institutional Investors


[DAIN RAUSCHER LOGO]

MARKET-LEADING RESEARCH ANALYSTS

OUR ANALYSTS ARE RECOGNIZED AMONG THE BEST ON THE STREET

TECHNOLOGY

- "STEPHEN SIGMOND ranked second in the Internet category. Mr. Sigmond ...also took top honors for earnings forecasting." (WSJ.COM, BEST ON THE STREET)

HEALTHCARE

- "The top stock picker, JEFFREY J. PETERS...far and away surpassed the results of 55 other medical-products analysts." (WSJ.COM, BEST ON THE STREET)

CONSUMER

- GEORGE SUTTON, ranked third of 38 analysts in earnings forecasting for consumer stocks. (WSJ.COM, BEST ON THE STREET)

ENERGY

- JOE MORFORD, a Wall Street sharp shooter, ranked third for estimate accuracy in individual regional and community banks. (AMERICAN BANKER)

FINANCIAL SERVICES

- MARK EASTERBROOK ranked fifth of 46 analysts in the utilities sector for stock picking. (WSJ.COM, BEST ON THE STREET)


[DAIN RAUSCHER LOGO]

MARKET-LEADING SALES RECOGNITION

DRW RANKED #1 IN AFTERMARKET PERFORMANCE

-   Ranked #1 in average after-market performance of managed IPOs in 1999

- "Dain-managed IPOs had a 660% average after-market run-up in 1999, far outperforming all other managers..."

Source: The Daily Deal.com, March 13, 2000

GREAT DAIN

DAIN RAUSCHER WESSELS LAST YEAR RANKED FIRST IN THE AVERAGE AFTERMARKET PERFORMANCE OF THE IPOS THAT IT MANAGED

1999: INVESTMENT FIRM AVERAGE AFTERMARKET PERFORMANCE

DAIN RAUSCHER WESSELS                                   660%
MORGAN STANLEY DEAN WITTER                              495%
CHASE H&Q                                               433%
DEUTSCHE BANC ALEX.BROWN                                431%
ROBERTSON STEPHENS                                      418%


EACH FIRM HAD TO MANAGE A MINIMUM OF 20 IPOS          SOURCE: COMMSCAN, NEW YORK

Returns calculated from initial public offering through December 31, 1999.


[DAIN RAUSCHER LOGO]

MARKET-LEADING UNDERWRITER OF
HIGH QUALITY OFFERINGS

UNDERWRITER OF 3 OF THE TOP 5 PERFORMING IPOS OF 2000

TOP FIVE PERFORMING IPOS OF 2000

                                  AS OF JUNE 30
RANK     COMPANY                     RETURN         MANAGING UNDERWRITERS
-------------------------------------------------------------------------------------------------------

1        Sonus Networks              586.4%         Goldman Sachs, J.P. Morgan, Lehman Brothers,
                                                    Robertson Stephens

2        Turnstone Systems           471.3%         Goldman Sachs, DAIN RAUSCHER WESSELS Robertson
                                                    Stephens

3        Nuance Communications       390.1%         Goldman Sachs, DAIN RAUSCHER WESSELS Thomas
                                                    Weisel Partners, Wit Soundview

4        ONI Systems                 368.8%         Goldman Sachs, Banc of America, Chase H&Q,
                                                    Robertson Stephens

5        webMethods                  349.1%         Morgan Stanley, DAIN RAUSCHER WESSELS Freidman
                                                    Billings Ramsey, Merrill Lynch


[DAIN RAUSCHER LOGO]

FIXED INCOME CAPITAL MARKETS:
A STRONG POSITION NATIONALLY

MANAGING                       MARKET       PRINCIPAL
UNDERWRITER--                   SHARE         AMOUNT         NO. OF
1ST HALF 2000                  PERCENT     $ BILLIONS        ISSUES
----------------------------------------------------------------------
Salomon Smith Barney            33.0          29.45           594
Paine Webber Inc.               30.8          27.54           596
Merrill Lynch & co.             26.6          23.74           300
Morgan Stanley Dean Witter      21.8          19.47           393
Lehman Brothers                 20.5          18.32           176
Goldman Sachs & Co.             19.8          17.67           176
Bear, Stearns & Co.             19.0          16.99           176
J.P. Morgan securities Inc.     15.7          14.00           116
DAIN RAUSCHER INCORPORATED      15.1          13.51           332
A.G. Edwards & Sons, Inc.       14.6          13.05           368

Source: Securities Data Company

FIXED INCOME RANKED #9 NATIONALLY FOR MANAGING UNDERWRITERS


[DAIN RAUSCHER LOGO]

A LEADER IN THE MIDDLE MARKET

MANAGING                     MARKET      PRINCIPAL
UNDERWRITER--                SHARE        AMOUNT      NO. OF
1ST HALF 2000               PERCENT     $ BILLIONS    ISSUES
-------------------------------------------------------------------
Salomon Smith Barney          12.2         3.11        151
Paine Webber Inc.             11.5         2.94        154
Merrill Lynch & co.           11.4         2.92        145
A.G. Edwards & Sons, Inc.     10.5         2.68        159
Goldman Sachs & Co.            7.6         1.93         93
DAIN RAUSCHER INCORPORATED     7.3         1.89        146
Morgan Stanley Dean Witter.    7.3         1.86         84
Bear, Stearns & Co.            6.9         1.77         86
Lehman Brothers                6.1         1.56         85
George K Baum                  6.0         1.52        134

Source: Securities Data Company

100% = $82.1 BILLION

REGIONAL FIRMS              38%
NY FIRMS                    44%
OTHER FIRMS                 18%

FIXED INCOME RANKED #6 IN MARKET SHARE FOR MIDDLE-MARKET NEGOTIATED ISSUES


[DAIN RAUSCHER LOGO]

A MARKET-LEADER IN FIVE BANKING SPECIALTIES

                           FIXED INCOME BANKING FOCUS

EDUCATION                           HOUSING                           HEALTHCARE

               TRANSPORTATION               NATIVE AMERICAN ENTERPRISE


[DAIN RAUSCHER LOGO]

A MARKET-LEADER IN MUNICIPAL UNDERWRITINGS

Dain Rauscher is the only investment bank to rank in the top 15 in all three key municipal industry categories: Financial Advisor, Lead Manager, and Co-Manager

     -    Ranked 9th as municipal underwriter

     -    Ranked 7th as financial advisor to middle market issuers


[DAIN RAUSCHER LOGO]

AT DAIN RAUSCHER, YOU SUCCEED AS
THE COMPANY SUCCEEDS

     -    GROW with Dain Rauscher

     -    Accumulate significant NET WORTH over time


[DAIN RAUSCHER LOGO]

SIGNIFICANT EARNINGS POTENTIAL

EXAMPLE

ANNUAL PRODUCTION:                    $500,000

NET COMMISSION                        $215,000

GROWTH BONUS (paid in cash)             $5,000
------------------------------------------------
         CASH COMPENSATION            $220,000

DEFERRED COMP PLAN BONUSES/MATCH       $19,731

401(K) COMPANY MATCH                    $5,250
------------------------------------------------
                                               *
================================================
TOTAL DEFERRED COMP.                   $24,981


TOTAL ANNUAL COMPENSATION:            $244,981

* PLEASE NOTE, this is an annual contribution made by the company to your plans. Your account balance will grow on a tax-deferred basis over time, depending on the value of the investment funds you choose. This amount is also based on the 401(k) and deferred compensation plan design in place for 2000. The deferred compensation plan design is under review for 2001.

     -    Earn up to a 45% CASH PAYOUT on your gross commissions

     - Plus, receive up to a 4% BONUS credited to your deferred compensation plan account*

     - EARN ADDITIONAL BONUSES for growth in productivity and length of service at Dain as an IE


[DAIN RAUSCHER LOGO]

HOW WE COMPARE

COMPENSATION FOR A $500,000 PRODUCER

DAIN RAUSCHER                $244,981
MORGAN STANLEY DEAN WITTER   $214,868
SALOMON SMITH BARNEY         $231,891
PAINEWEBBER                  $234,532
PRUDENTIAL                   $221,836
ROBERT BAIRD                 $230,048
MERRILL LYNCH                $198,688
U.S. BANCORP PIPER JAFFRAY   $230,986

NOTE: CHART INCLUDES BOTH CASH AND DEFERRED COMPENSATION PROGRAMS OF DAIN RAUSCHER AND COMPETITORS. THE DAIN RAUSCHER COMPENSATION FORMULA IS SUBJECT TO CHANGE. INFORMATION AS TO THE COMPENSATION PLANS OF OTHER FIRMS IS BASED ON AVAILABLE INFORMATION AND IS NOT GUARANTEED.


[DAIN RAUSCHER LOGO]

BUILD YOUR NET WORTH OVER TIME

PARTICIPATE IN THE RETIREMENT & SAVINGS PLAN


                             YOUR PRE-TAX CONTRIBUTION  COMPANY FIXED MATCH        COMPANY VARIABLE MATCH
-------------------------------------------------------------------------------------------------------------
CONTRIBUTION LEVELS          Up to 15% of pay           DOLLAR-FOR-DOLLAR MATCH    ADDITIONAL MATCH: UP TO
                                                        on the first 3% you        TWO DOLLARS FOR EVERY
                                                        contribute                 DOLLAR, on the first 3%
                                                                                   you contribute
-------------------------------------------------------------------------------------------------------------
TIMING OF CONTRIBUTIONS      Each pay period            Each pay period            March following the end
                                                                                   of calendar year
-------------------------------------------------------------------------------------------------------------
INVESTMENT CHOICES           You direct investment      Dain Rauscher Stock Fund   You direct investment
                                                        (Upon closing of the RBC
                                                        acquisition agreement,
                                                        this contribution will
                                                        be employee-directed)
-------------------------------------------------------------------------------------------------------------
VESTING SCHEDULE             Immediately vested         Fully vested after five    Fully vested after five
                                                        years                      years
-------------------------------------------------------------------------------------------------------------


[DAIN RAUSCHER LOGO]

BUILD YOUR NET WORTH OVER TIME

DEFERRED COMPENSATION PLAN

     - Dain Rauscher currently offers a deferred compensation plan through which IEs can contribute UP TO 15% of all compensation over $100,000

     - Dain Rauscher currently MATCHES ALL EMPLOYEE CONTRIBUTIONS and COMPANY BONUSES paid to the plan - A 15-50% MATCH

     - All deferrals and contributions GROW TAX-DEFERRED until distributed from the plan

     - Dain Rauscher is reviewing the deferred compensation plan design for 2001 as a result of the pending RBC acquisition


[DAIN RAUSCHER LOGO]

BUILD YOUR NET WORTH OVER TIME

(IN THOUSANDS)                YEAR 1   YEAR 2    YEAR 3   YEAR 4   YEAR 5
-------------------------------------------------------------------------
CASH COMPENSATION             $220     $248      $285     $320     $368
RETIREMENT & SAVINGS PLAN       16       33        52       73       96
DEFERRED COMPENSATION PLAN     $52     $118      $204     $308     $438

KEY ASSUMPTIONS:

- Assumes the IE is a $500,000 producer in year 1, has 11 years length of service with Dain Rauscher, and achieves growth in production and AUM of 12.5% per year.

- Assumes the 2000 plan design for the Retirement & Savings Plan and deferred compensation plan continue. Also assumes the appreciation of the compensation plan investment balances is 10%.

- Assumes maximum voluntary employee participation in the Retirement and Savings and deferred compensation plans under 2000 plan rules.


[DAIN RAUSCHER LOGO]

SIGNIFICANT OPPORTUNITY TO ACCUMULATE WEALTH

(IN MILLIONS)

AFTER FIVE YEARS     AFTER 10 YEARS    AFTER 15 YEARS     AFTER 20 YEARS
------------------------------------------------------------------------
$0.4 MILLION         $1.6 MILLION      $4.1 MILLION       $9.2 MILLION

PROJECTED FUTURE VALUE OF RETIREMENT & SAVINGS PLAN AND DEFERRED COMPENSATION PLAN ACCOUNTS COMBINED

KEY ASSUMPTIONS:

- Assumes the IE is a $500,000 producer in year 1, has 11 years length of service with Dain Rauscher, and achieves growth in production and AUM of 12.5% per year.

- Assumes the 2000 plan design for the Retirement & Savings Plan and deferred compensation plan continue. Also assumes the appreciation of the compensation plan investment balances is 10%.

- Assumes maximum voluntary employee participation in the Retirement and Savings Plan and in the deferred compensation plan under 2000 plan rules.


[DAIN RAUSCHER LOGO]

OUR SUCCESS EQUATION

Dain Rauscher Provides You with Products Tools & Support

You Grow Your Business

You Are Rewarded for Your Success

Your Net Worth Increases Over Time

Your Success Contributes to the Company's Success


[DAIN RAUSCHER LOGO]

THANKS FOR BEING PART OF OUR SUCCESS

(INCLUDING DIVIDEND REINVESTMENT)

4Q `94 = 100

[Comparative chart covering period between 1994 and the third quarter of 2000. On the vertical axis, the range is from 0 to 700 in U.S. dollar units. The horizontal axis is divided into yearly increments between 1994 and 2000.]

[DAIN RAUSCHER LOGO]

Source: Financial Services Analytics
This chart shows comparative performance of DRI stock with the S&P 500 and other mid-cap brokerage firms and assumes $100 was invested in each in 1994.

Dain Rauscher has filed a proxy statement and other relevant documents concerning the acquisition with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, www.sec.gov. In addition, documents filed with the SEC by Dain Rauscher will be available free of charge from Jennifer Driscoll, director of investor relations.

Dain Rauscher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Dain Rauscher in favor of the acquisition. The directors and executive officers of Dain Rauscher include the following: J.C. Appel, J.E. Attwell, S.S. Boren, D. Collins, F.G. Fitz-Gerald, P.M. Grant, W.F. Mondale, D.J. Parrin, P.H. Phillippe, C.A. Rundell, Jr., R.L. Ryan, A. R. Schulze, Jr., C.J. Smith , R.A. Tschetter, I. Weiser and K.J. Wessels. Collectively, as of March 2, 2000, the directors and executive officers of Dain Rauscher beneficially owned approximately 8.9% of the outstanding shares of Dain Rauscher common stock. Stockholders of Dain Rauscher may obtain additional information regarding the interests of such participants by reading the proxy statement.


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